UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2016

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On September 7, 2016, Affinity Gaming (the "Company") is making available to financial analysts, current and prospective investors and other interested parties certain financial information regarding the Company’s consolidated operating results as of and for the twelve months ended July 31, 2016 and 2015 as well as for the years ended December 31, 2015, 2014 and 2013, reflected in the document attached hereto as Exhibit 99.1.
The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Selected financial results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	September 7, 2016	By:	/s/ Walter Bogumil
		Name:	Walter Bogumil
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Selected financial results.